Contingencies	12 Months Ended
Mar. 31, 2020
Text Block [Abstract]
Contingencies
36.	Contingencies
The Company and certain of its subsidiaries are subject to legal proceedings, including civil litigations related to trade, tax, products, or intellectual properties, and governmental investigations. The Company has been dealing with the various litigations and investigations. Depending upon the outcome of these proceedings, the Company and certain of its subsidiaries may be subject to fines, and accordingly, the Company has accrued for certain probable and reasonable estimated amounts for the fines as it has a present obligation as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation.

There are a number of legal actions against the Company and certain subsidiaries. Management is of the opinion that damages, if any, resulting from these actions will not have a material effect on the Company’s consolidated financial statements.
It is difficult to predict the outcome of these actions and proceedings, given that certain of the investigations and legal proceedings are still at an early stage and present novel legal theories, involving a large number of parties or taking place in jurisdictions outside of Japan where the laws are complex or unclear. Accordingly, the Company is unable to estimate the losses or range of losses for the actions and proceedings where there is only a reasonable possibility that a loss exceeding the amounts already recognized may have been incurred.